UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22417

Destra Investment Trust
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Derek Mullins
One North Wacker, 48th Floor
Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code:  1-312-843-6161

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Dividend Total Return Fund

     Annual Report
September 30, 2015

Table of Contents

Shareholder Letter	3
Discussion of Fund Performance	5
Portfolio Manager Letter	7
Fund Risk Disclosures	10
Overview of Fund Expenses	11
Portfolio of Investments	12
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to the Financial Statements	19
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Board of Trustees and Officers	26
Trust Information	31

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

Thank you for investing in the Destra Dividend Total Return Fund. Destra provides investors and their advisors access to specialty-based asset managers with original investment theories. We strive to give mutual fund investors access to investment products with a differentiated point of view, through our Destra Family of Mutual Funds. Destra’s investment products are developed with the goal of helping investors realize their long-term investment objectives.

Market Summary

For the fiscal year-ended September 30, 2015 (the “period surveyed”), US equity markets, as represented by the S&P 500® Index (“S&P 500”), were essentially flat with a total return of (0.61%). Fixed income markets, however, posted a positive return with the Barclays US Aggregate Bond Index (“Barclays Agg”) generating a total return of 2.94% for the period surveyed.

The fourth quarter of 2014 marked the end of the US Federal Reserve’s (the “Fed”) multi-trillion, multi-year asset buying program – more commonly referred to as “Quantitative Easing”. Even though the Fed reiterated its commitment to maintaining record low interest rates for “a considerable time”, investors interpreted the Fed’s action as a sign that interest rates would increase in the near future and a rather sharp sell-off in US equities ensued during October 2014.

Ultimately, investors’ concerns about rising interest rates were unfounded as many key interest rates decreased during the period surveyed. The yield on the 10-year US Treasury, a key measure of interest rates, began at 2.52% and ended the period surveyed at 2.06%. The 30-year US Treasury followed a similar path as its yield ended the period surveyed at 2.87% after beginning at 3.21%.

Investors’ focus on interest rates quickly shifted to the precipitous fall in the price of oil and its perceived effects (good and bad) on the US economy. On the positive side, falling oil prices translates to lower gas prices for consumers which may boost consumer spending which is the largest driver of domestic GDP. A potential negative impact from rapidly falling energy prices is the impact it has on job creation and capital spending by energy companies. To this point, the largest impact the decline in energy prices has had is on energy stocks themselves which have substantially underperformed the broad market.

While falling commodity prices, mixed economic data and investors’ interest rate concerns weighed on US equity markets, the S&P 500 continued to set temporary record highs during Q4 2014, Q1 2015 and Q2 2015. The S&P 500 closed at a record high of 2,128 on July 20, 2015 and then gave back all of the gains during the period surveyed throughout the balance of Q3.

During the third quarter of 2015, US equities endured their worst quarterly decline in four years (S&P 500 Index was down 6.44%) as investors fretted about the extent of the economic slowdown in China and emerging markets and what this slowdown may portend for global growth. Additionally, the strong performance of the healthcare sector came to abrupt halt in late-Q3 on concerns surrounding the pricing power of certain pharmaceutical companies.

While the Fed delayed its much-anticipated departure from its extremely accommodative monetary policy during their September 2015 policy meeting, this was not taken as a positive signal by investors. Investors instead focused on the comments made by Fed chair Janet Yellen at the subsequent news conference, where Ms. Yellen cited worries about the global economic outlook in explaining the decision to delay an interest rate increase.

The CBOE Volatility Index (“VIX”) which is often referred to as “Investors’ Fear Index” spiked during mid-to-late Q3. The VIX had been in a placid range-bound state during much of the period surveyed until it catapulted higher in late-August. While heightened volatility may dissuade certain investors from committing additional assets to their current investment programs, we believe this volatility may create opportunities to buy and sell assets at attractive valuations which may benefit long-term investors in actively-managed products. We believe that our Funds’ investment managers are very well positioned to capitalize on the potential opportunities posed by additional volatility as they each employ thoughtful fundamental analysis and asset selection.

Destra Capital

We believe that experience sets Destra Capital apart. Destra’s team of investment professionals have decades of knowledge in their areas of expertise. This allows Destra to rise above fleeting market statistics and provides perspective to us when designing our portfolio-enhancing investment strategies and products. By confidently taking the long view, we believe that we build investment strategies that forgo what’s currently in favor for what’s right for long-term investors.

We believe our investment managers continue to adhere to their investment strategy and focus on attempting to limit downside risk when markets are down while participating in the upside when markets go up. This report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

Thank you for the confidence you have placed in us and we can assure you that we will work every day in an effort to earn your confidence.

Sincerely,

Destra Capital Advisors LLC

Important Notice: Net asset values (“NAVs”) from August 24, 2015 to August 28, 2015 for the Destra Dividend Total Return Fund (the “Fund”) may have reflected Fund pricing and/or holdings as of a prior date and may not have been accurately reported due to the inability to receive timely and accurate NAVs from the Fund’s external NAV provider. The Fund’s Investment Advisor has been advised that the Funds’ external provider of NAVs commenced timely and accurate processing as of Monday, August 31, 2015. All NAVs from August 24, 2015 to August 28, 2015 have been received and account balances and transactions have been updated, as needed.

No action is required of shareholders in connection with their accounts.

Index Information

S&P 500® Index – a market capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or NASDAQ. The S&P 500® Index is an unmanaged index considered representative of the US stock market.

Barclays U.S. Aggregate Index – index that provides a measure of performance of the U.S. investment grade bond markets, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities. The securities that comprise the index must be denominated in US dollars and must be fixed rate, nonconvertible and taxable.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

	Destra Dividend Total Return Fund Average Annual Total Returns as of September 30, 2015
Inception Date: August 10, 2011				Inception Date: November 1, 2011
Share Class	1 year	3 year	Life of Fund	Share Class	1 year	3 year	Life of Fund
A at NAV	-13.43%	5.18%	9.13%	C at NAV	-14.07%	4.39%	6.07%
A with Load	-18.42%	3.13%	7.57%	C with Load	-14.90%	4.39%	6.07%
I at NAV	-13.14%	5.54%	9.50%
S&P 500 Index	-0.61%	12.40%	15.10%	S&P 500 Index	-0.61%	12.40%	13.94%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 5.75% and a 12b-1 fee of .25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Performance reflects reinvestments of all dividend and capital gains distributions if any. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
As of September 30, 2015

Top 10 Issuers	% of Total Investments
Weyerhaeuser Co.	4.1%
Lamar Advertising Co.	3.9%
Cisco Systems, Inc.	3.9%
General Electric Co.	3.8%
Johnson & Johnson	3.4%
Procter & Gamble Co. (The)	3.3%
Enterprise Products Partners LP	3.3%
Microsoft Corp.	3.3%
American Water Works Co., Inc.	3.0%
Energy Transfer Equity LP	3.0%

Portfolio Characteristics	Fund	Index
Number of Holdings	45	505
Average Market Cap	$80.8 bil	$35.2 bil
Price to Earnings Ratio	22.9x	17.7x
Price to Book Ratio	3.3x	4.9x
Master Limited Partnerships	14.8%	N/A

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Dividend Total Return Fund (the “Fund”) is sub-advised by investment manager Miller/Howard Investments, Inc. (“Miller/Howard”). The Fund’s investment objective is to seek long-term total return and current income.

Miller/Howard has been managing income-oriented equity strategies since 1991. They believe that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Their research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time. To accomplish this goal the Fund will, in normal markets, seek to invest at least 80% of its net assets in income producing equity securities. The securities in which the Fund may invest include common stocks, preferred shares, convertible securities, warrants, shares of other investment companies and securities, or other instruments whose price is linked to the value of common stock, depositary receipts, and securities of master limited partnerships (MLPs). The Fund may invest up to 20% of its assets in securities denominated in non-U.S. dollar currencies, and up to 25% of its assets in MLPs.

The following report is their review of the Fund’s performance over the Fund’s 2015 fiscal year and an outlook for the markets the Fund invests in going forward.

Investing Environment

Energy prices dropped sharply this past year with the spot price of West Texas Intermediate crude oil (“WTI Crude Oil”) falling approximately 50% over the one-year period ended September 30, 2015. Debate has continued on a timetable for the Fed to increase rates. For the past couple of years, investors have been pushing out their expectations of a Fed rate increase. Currently, despite predictions by Fed officials of an increase by the end of 2015, only about half of investors think an increase will actually occur. The Fed has cried wolf so many times about interest rate increases and decided not to raise that investors are skeptical. In September, the Fed still didn’t lift rates but 13 of the 17 Fed Governors, down from 15 in June, predict that they’ll raise them by year’s end. Time is running out for a 2015 raise: The Fed only has two meetings left this year. During the most recent quarter, the Fed’s reasoning for holding off had to do with below-target inflation rates in the US and heightened economic uncertainties abroad. We wonder what momentous economic event they expect by the October or December meeting. A US inflationary spike? A stimulus-inspired growth spurt in China? Dr. Draghi’s Magic Elixir? Since the Fed’s latest decision not to raise rates, US income stocks have been behaving better relative to the broad market, and perhaps this is the start of investors fully discounting the Fed’s threats of impending higher rates. Even when the Fed does make a small move on short rates, we doubt that it will significantly impact long rates.

Performance Discussion

During the one-year period ended September 30, 2015 (the “period surveyed”), the Fund’s Class A shares produced a total return of (13.43%) based on Net Asset Value (“NAV”), the Class I shares produced a total return of (13.14%) on NAV and the Class C shares produced a total return of (14.07%) on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index¹ (“S&P 500”), produced a total return of (0.61%).

Underperformance of the portfolio may be attributed to our exposure in energy. Our bottom contributors were all energy names participating in the midstream segment. Although the midstream companies we focus on have very little fundamental impact from commodity prices due to their toll-road business model, near term we saw their prices collaterally impacted by the headwind in energy prices. The WTI Crude Oil spot price fell approximately 50% during this 12-month period. Our allocation to energy at the beginning of the period was 27.5% (of which pipelines/midstream was 21.8%) versus 9.7% for the S&P 500. At the period’s end, allocation to energy was 21.3% vs. 6.9% for the S&P 500.

The largest contributor to total return for the S&P 500 during the period surveyed was the consumer discretionary sector, which returned 13.18% during the period. The S&P 500 had an allocation of approximately 12% at the beginning of the period, ending at just over 13%. The Fund began the period 5.5% allocated to consumer discretionary, ending the period with a 4.2% allocation. The underperformance of approximately 7.1% in the consumer discretionary sector was due to stock selection. Where energy was a detractor for the benchmark, headwinds in the energy sector had a

¹ S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

larger impact on our portfolio due to our overweight. Moreover, dividend stocks were out of favor toward the end of the period. We regularly segment the dividend-paying investment universe into 10 equal weighted deciles, with the 10th decile representing the top 10% highest yielding payers in the market. With an average yield of 4.4% at the beginning of 2015, the stocks in this strategy reside, on average, in the 9th decile. The 9th decile of stocks was down 13.4% YTD, lagging the broad market by 810 basis points this year. The 10th decile stocks lagged by 1440 bps. This environment places dividend stocks at the cheapest levels we have witnessed in quite some time. The indicated yield at the close of the period on the underlying fund portfolio was 4.94%, 2.67% greater than the 2.27% yield for the benchmark.

Our top contributors came from two sectors, utilities and financials. Of the top five contributors to the fund during the period ended September 30, 2015, two were utilities (American Water Works – 3.03% of Total Assets and NiSource Inc – 1.18% of Total Assets) and two sold securities were REITs (Lamar Adverting Co – 3.93% of Total Assets and Digital Realty Trust – 2.70% of Total Assets). The fifth was CME Groups a financial services company. The bottom five contributors for the fund were all energy midstream/pipeline companies. Four of these were Master Limited Partnerships (Plains All American Pipeline LP – 2.41% of Total Assets, Enterprise Product Partners LP – 3.29% of Total Assets, Energy Transfer Equity LP – 3.02% of Total Assets, Energy Transfer Partners LP – 2.96% of Total Assets) and the fifth was Kinder Morgan, Inc. – 2.67% of Total Assets.

Portfolio Activity

During the fourth quarter of 2014, the following transactions occurred in the portfolio – the transactions below outline new additions to the portfolio or removal of a security from the portfolio.

Buy/Sell	Name	% of Total Assets	Rationale
BUY	STMicroelectronics NV	1.09%	Low historic valuation and turnaround beginning.
	NY Shares		Climax technical bottom confirmed.
BUY	MarkWest Energy Partners LP	1.91%	Beneficiary of increasing natural gas production within its footprint;
			strong distribution grower.
SELL	Linn Energy, LLC	0.00%	Sold because of concerns over debt service and cash flow safety in lower
			oil price environment.
SELL	Darden Restaurants, Inc	0.00%	Taking profits on decent quarterly results. First leg of turnaround is
			complete, but next phase involves added uncertainty and risks of a hedge
			fund running a complex public company. A higher valuation now provides
			less cushion.

During the first quarter of 2015, the following transactions occurred in the portfolio – the transactions below outline new additions to the portfolio or removal of a security from the portfolio.

Buy/Sell	Name	% of Total Assets	Rationale
BUY	Coach, Inc.	2.30%	Very cheap, min debt, safe yield. Company taking steps to implement
			turnaround, including adding high end show line with recent purchase.
			Technical bottom in place.
BUY	Domtar Corp	2.23%	Outstanding earnings, very cheap, growth from fluff pulp, possible tariff
			assistance against import dumping, technical buy signal, ample div
			coverage, expect div increase in June.
SELL	Ensco plc	0.00%	Lack of demand from majors reflected in declining offshore rig count.
			Headwinds in energy prices persist, putting pressure on security of
			current dividend. New rig supply likely to pressure rates for some time.
SELL	Intel Corp	0.00%	Disappointing guidance downside surprise.

During the second quarter of 2015, the following transactions occurred - the transactions below outline new additions to the portfolio or removal of a security from the portfolio.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

Buy/Sell	Name	% of Total Assets	Rationale
BUY	GameStop Corp. – Class A	1.90%	Trading at a steep discount on secular concerns around video game
			retailers. Cash flow easily supports recently increased dividend. Sales are
			inflecting. Company has several incubator brands that could drive
			surprising growth. Virtual reality a longer term potential catalyst.
BUY	Procter & Gamble Co. (The)	3.31%	Company is acting successfully on rationalization plan, yield high relative
			to history and valuation low; bottoming price activity evident with low
			fundamental and technical risk.
SELL	CME Group	0.00%	Taking profits and making room for new buy.
SELL	Baxter International Inc.	0.00%	Spinoff will result in two low-yield stocks.

During the third quarter of 2015, the following transactions occurred in the portfolio – the transactions below outline new additions to the portfolio or removal of a security from the portfolio.

Buy/Sell	Name	% of Total Assets	Rationale
BUY	JM Smucker Co. (The)	0.83%	Excellent quarterly report with big revenue increase, new businesses
			contributing; modest relative historic valuation; technical buy signal. Adds
			diversification.
SELL	Columbia Pipeline Group, Inc.	0.00%	Yield too low for the strategy; took advantage of current liquidity.
SELL	Golar LNG Ltd.	0.00%	Sold because of the company’s large capital needs to execute long-term
			strategy and current spot-market weakness for LNG tanker leases, both
			endangering the dividend.

There were no material changes to portfolio positioning over the past 12 months. Because we are bottom up investors our sector weights are a result of the fundamental attributes of our companies and not a result of an overarching macro philosophy.

There were no material changes to portfolio strategy over the past 12 months. Our strategy continues to be a diversified, dividend-growth equity portfolio that seeks high current dividend income plus growth of income and principal. Our disciplined investment process continues to focus on compounding income—not style, sector, or asset allocation—which we understand to be the main driver of long-term returns.

Consistent with our firm philosophy, this portfolio invests in financially strong companies with rising dividends. Our disciplined investment process focuses on compounding income—not style, sector, or asset allocation—which is the main driver of long-term returns. Many studies, including our own, show that dividend-paying stocks have historically outperformed non-dividend-paying stocks, and companies that increase their dividends tend to perform the best. Stock prices may fluctuate, but dividends, when paid, are always positive. And unlike bonds (with static income), equities with growth of income help protect investors from the ravages of inflation. Even a “tame” inflation rate of 2.5% can destroy almost two thirds of an investor’s purchasing power over 20 years.

Perspective & Outlook

As other currencies pursue their own version of quantitative easing, the combination of higher income available from US dividend stocks and better potential for growth could draw worldwide investors into our universe of stocks.

We’re not in the business of picking inflection points, but it’s hard not to envision dividends once again gaining luster in our current environment. Dividend payers have been conspicuous laggards for three years—a highly unusual condition in the history of the markets, where higher-dividend-paying stocks are categorically a persistent source of excess returns over long periods. Many of the more mature economic sectors overrepresented in the higher dividend deciles, such as energy pipelines and REITs, have experienced specific issues that should nonetheless prove transitory. Indeed, our portfolio of steady eddies has been faring just fine fundamentally, with 30 holdings declaring dividend increases year-to-date (67% of the portfolio) and no cuts. Across the portfolio, we continue to expect a minimum 6% “pay raise” this year, when all is said and done. With the recent decline in stock prices, new money put to work in this portfolio today can, in effect, pick up two years’ worth of dividend increases at the current pace of growth, as our portfolio yield of 5% is now considerably higher that it was just three months ago.

DESTRA DIVIDEND TOTAL RETURN FUND
FUND RISK DISCLOSURES –DESTRA DIVIDEND TOTAL RETURN FUND (UNAUDITED)

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-Advisor beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-Advisor control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
ASOFSEPTEMBER 30, 2015 (UNAUDITED)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 4/01/15 to 9/30/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	During the	During the
	Account	Account	Period	Period
	Value	Value	4/1/15 to	4/1/15 to
	4/1/2015	9/30/2015	9/30/15	9/30/15†
Destra Dividend Total Return Fund Class A
Actual	$1,000.00	$869.84	1.60%	$7.50
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra Dividend Total Return Fund Class C
Actual	1,000.00	866.71	2.35%	11.00
Hypothetical (5% return before expenses)	1,000.00	1,013.29	2.35%	11.86
Destra Dividend Total Return Fund Class I
Actual	1,000.00	870.80	1.32%	6.19
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
September 30, 2015

Number
of
Shares	Description	Fair Value
	Common Stocks - 99.5%

	Consumer Discretionary - 4.2%
47,223	Coach, Inc	$ 1,366,161
27,385	GameStop Corp. - Class A	1,128,536
		2,494,697
	Consumer Staples - 4.1%
4,339	JM Smucker Co. (The)	495,036
27,366	Procter & Gamble Co. (The)	1,968,710
		2,463,746
	Energy - 21.4%
86,225	Energy Transfer Equity LP	1,794,342
42,821	Energy Transfer Partners LP	1,758,658
78,582	Enterprise Products
	Partners LP	1,956,692
57,501	Kinder Morgan, Inc	1,591,628
26,498	MarkWest Energy Partners LP	1,137,029
24,190	ONEOK Partners LP	707,799
47,295	Plains All American Pipeline LP	1,436,822
24,184	Spectra Energy Corp	635,314
44,752	The Williams Cos., Inc	1,649,111
		12,667,395
	Financials - 17.1%
42,695	Ares Capital Corp	618,224
14,591	Bank of Montreal (Canada)	795,939
24,582	Digital Realty Trust, Inc	1,605,696
24,366	HCP, Inc	907,633
31,697	Host Hotels & Resorts, Inc	501,130
44,851	Lamar Advertising Co. -
	Class A	2,340,325
16,100	OMEGA Healthcare
	Investors, Inc	565,915
22,569	Senior Housing Properties Trust	365,618
89,917	Weyerhaeuser Co	2,458,331
		10,158,811
	Health Care - 15.8%
26,738	AbbVie, Inc	1,454,815
33,926	GlaxoSmithKline PLC, ADR
	(United Kingdom)	1,304,455
21,563	Johnson & Johnson	2,012,906
35,651	Merck & Co., Inc	1,760,803
16,028	Novartis AG, ADR (Switzerland)	1,473,294
42,407	Pfizer, Inc	1,332,004
		9,338,277
	Industrials - 5.4%
18,760	Eaton Corp. PLC	962,388
88,408	General Electric Co	2,229,650
		3,192,038
	Information Technology - 13.8%
88,264	Cisco Systems, Inc	2,316,930
35,866	Maxim Integrated Products, Inc	1,197,924
25,229	Microchip Technology, Inc	1,087,118
43,988	Microsoft Corp	1,946,909
21,707	Seagate Technology PLC	972,474

Number
of
Shares	Description	Fair Value
	Information Technology (continued)
94,805	STMicroelectronics NV -
	NY Shares (Switzerland)	$ 646,570
		8,167,925
	Materials - 5.2%
37,088	Domtar Corp	1,325,896
21,132	LyondellBasell Industries NV -
	Class A	1,761,563
		3,087,459
	Telecommunication Services - 6.0%
42,048	AT&T, Inc	1,369,924
12,219	BCE, Inc. (Canada)	500,490
15,166	Verizon Communications, Inc	659,873
31,482	Vodafone Group PLC, ADR
	(United Kingdom)	999,239
		3,529,526
	Utilities - 6.5%
32,704	American Water Works Co., Inc.	1,801,336
19,478	National Grid PLC, ADR
	(United Kingdom)	1,356,253
37,735	NiSource, Inc	699,984
		3,857,573
	Total Common Stocks
	(Cost $59,874,380)	58,957,447

	Money Market Mutual Fund - 0.9%
551,899	Fidelity Institutional Money Market
	Prime Money Market Portfolio -
	Institutional CL, 0.12% (a)
	(Cost $551,899)	551,899

	Total Investments - 100.4%
	(Cost $60,426,279)	59,509,346

	Liabilities in excess of
	other Assets - (0.4%)	(222,019)
	Net Assets - 100.0%	$ 59,287,327

		% of
Summary by Country	Fair Value	Net Assets
Canada	$1,296,429	2.2%
Switzerland	2,119,864	3.6
United Kingdom	3,659,947	6.2
United States	52,433,106	88.4
Total Investments	59,509,346	100.4
Liabilities in excess of other Assets	(222,019)	(0.4)
Net Assets	$59,287,327	100.0%

ADR – American Depositary Receipt
LP – Limited Partnership
NV – Publicly Traded Company
PLC – Public Limited Company

(a) Interest rate shown reflects 1 day yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

Assets
Investments:
Investments at cost	$60,426,279
Net unrealized depreciation	(916,933)
Total investments at value	59,509,346
Receivables:
Capital shares sold	223,588
Dividends and interest	83,126
Foreign tax reclaims	2,389
Prepaid expenses	5,103
Total assets	59,823,552

Liabilities
Payables:
Capital shares redeemed	320,456
Legal fees	55,211
Due to advisor	32,907
Audit fees	19,440
Transfer agent fees	13,021
Compliance fees	10,373
Trustees’ fees	6,750
Blue Sky fees	1,315
Distribution payable	260
Other expenses and liabilities	76,492
Total liabilities	536,225
Net Assets	$59,287,327

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$59,823,720
Undistributed net investment income	34,274
Accumulated net realized gain on investments	346,266
Net unrealized depreciation on investments	(916,933)
Net Assets	$59,287,327

Net Assets
Class A	$12,376,621
Class C	$15,543,907
Class I	$31,366,799

Shares Outstanding
Class A	647,461
Class C	907,025
Class I	1,638,660

Net Asset Value Per Share
Class A	$19.12
Maximum Offering Price Per Share (includes sales charge of 5.75%)	$20.29
Class C	$17.14
Class I	$19.14

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2015

Investment Income
Dividends	$2,511,448
Less: foreign taxes withheld	(24,242)
Total Investment Income	2,487,206

Expenses
Advisory fees	655,944
Transfer agent fees	160,301
Administration and accounting fees	85,001
Legal fees	68,198
Distribution fees Class A	35,923
Distribution fees Class C	183,071
Blue Sky Class A	22,680
Blue Sky Class C	14,009
Blue Sky Class I	17,954
Compliance fees	31,117
Shareholder reporting fees	31,009
Audit fees	24,804
Trustees’ fees and expenses	21,669
Insurance fees	19,416
Custody fees	14,773
Other expenses	5,064
Total expenses	1,390,933
Less: expense waivers and reimbursements	(144,143)
Net expenses	1,246,790
Net Investment Income	$1,240,416

Realized and Unrealized Gain (Loss):
Net realized gain on investments in securities	497,147
Net change in unrealized depreciation on investments in securities	(11,100,275)
Net realized and unrealized loss on investments in securities	(10,603,128)
Net Decrease in Net Assets Resulting from Operations	$(9,362,712)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	year	year
	ended	ended
	September 30,	September 30,
	2015	2014
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$1,240,416	$1,767,334
Net realized gain on investments in securities	497,147	2,065,733
Net change in unrealized appreciation (depreciation) on investments in securities	(11,100,275)	5,097,128
Net increase (decrease) in net assets resulting from operations	(9,362,712)	8,930,195

Class A
Distribution to Shareholders
Net investment income	(230,488)	(717,367)
Net realized gain	(350,216)	(275,774)
Total distributions to shareholders	(580,704)	(993,141)

Class C
Distribution to Shareholders
Net investment income	(193,854)	(339,606)
Net realized gain	(547,773)	(139,959)
Total distributions to shareholders	(741,627)	(479,565)

Class I
Distribution to Shareholders
Net investment income	(840,014)	(652,512)
Net realized gain	(1,285,145)	(165,694)
Total distributions to shareholders	(2,125,159)	(818,206)

Class A
Capital Share Transactions
Proceeds from shares sold	6,042,972	8,897,100
Reinvestment of distribution	448,084	606,760
Cost of shares redeemed	(4,802,334)	(22,739,534)
Net increase (decrease) from capital share transactions	1,688,722	(13,235,674)

Class C
Capital Share Transactions
Proceeds from shares sold	5,805,810	5,568,897
Reinvestment of distribution	603,710	272,702
Cost of shares redeemed	(3,778,993)	(1,238,721)
Net increase from capital share transactions	2,630,527	4,602,878

Class I
Capital Share Transactions
Proceeds from shares sold	24,971,569	26,263,571
Reinvestment of distribution	1,814,943	551,100
Cost of shares redeemed	(25,970,121)	(5,062,799)
Redemption fees	31,605	11,171
Net increase from capital share transactions	847,996	21,763,043

Total increase (decrease) in net assets	(7,642,957)	19,769,530
Net Assets
Beginning of year	66,930,284	47,160,754
End of year	$59,287,327	$66,930,284
Undistributed net investment income at end of year	$34,274	$30,450

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	For the	For the
	year	year
	ended	ended
	September 30,	September 30,
	2015	2014
Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	574,320	1,147,050
Shares sold	269,452	409,775
Shares reinvested	20,315	28,122
Shares redeemed	(216,626)	(1,010,627)
Shares outstanding, end of year	647,461	574,320

Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	780,799	549,498
Shares sold	286,760	279,965
Shares reinvested	30,317	14,040
Shares redeemed	(190,851)	(62,704)
Shares outstanding, end of year	907,025	780,799

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	1,625,685	673,789
Shares sold	1,107,912	1,159,821
Shares reinvested	82,216	25,197
Shares redeemed	(1,177,153)	(233,122)
Shares outstanding, end of year	1,638,660	1,625,685

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

						For the
	For the	For the	For the	For the		period
	year	year	year	year		August 10,
	ended	ended	ended	ended		2011* to
	September 30,	September 30,	September 30,	September 30,		September 30,
	2015	2014	2013	2012		2011
Class A
Net asset value, beginning of period	$23.05	$20.35	$18.23	$15.14		$15.00
Investment operations:
Net investment income1	0.36	0.76	0.34	0.36		0.02
Net realized and unrealized gain (loss)	(3.34)	2.86	2.14	2.99		0.12
Net Increase (Decrease) in Net Asset Value
from Operations	(2.98)	3.62	2.48	3.35		0.14

Distributions paid to shareholders from:
Net investment income	(0.35)	(0.68)	(0.36)	(0.26)		—
Net realized gain	(0.60)	(0.24)	—	—	5	—
Total distributions	(0.95)	(0.92)	(0.36)	(0.26)		—

Net asset value, end of period	$19.12	$23.05	$20.35	$18.23		$15.14

TOTAL RETURN2	(13.43)%	18.14%	13.78%	22.23%		0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$12,377	$13,236	$23,338	$15,734		$25
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60%	1.60%	1.60%	1.60%		1.60	%3
Expenses, prior to expense
reimbursements/waivers	2.20%	2.06%	2.12%	3.95%		532.98	%3
Net investment income	1.61%	3.47%	1.77%	2.06%		1.05	%3
Portfolio turnover rate	46%	24%	21%	17%		—	%4

Class C
Net asset value, beginning of period	$20.76	$18.41	$16.50	$15.00	†	$—
Investment operations:
Net investment income1	0.17	0.47	0.18	0.19	†	—
Net realized and unrealized gain (loss)	(2.98)	2.65	1.93	1.41	†	—
Net Increase (Decrease) in Net Asset Value
from Operations	(2.81)	3.12	2.11	1.60	†	—

Distributions paid to shareholders from:
Net investment income	(0.21)	(0.53)	(0.20)	(0.10	)†	—
Net realized gain	(0.60)	(0.24)	—	—	5†	—
Total distributions	(0.81)	(0.77)	(0.20)	(0.10	)†	—

Net asset value, end of period	$17.14	$20.76	$18.41	$16.50	†	$—

TOTAL RETURN2	(14.07)%	17.28%	12.89%	10.71	%4†	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$15,544	$16,206	$10,114	$5,067	†	$—
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35%	2.35%	2.35%	2.35	%3†	—
Expenses, prior to expense
reimbursements/waivers	2.45%	2.62%	2.81%	6.67	%3†	—
Net investment income	0.87%	2.39%	1.02%	1.26	%3†	—
Portfolio turnover rate	46%	24%	21%	17	%4†	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

For the
For the	For the	For the	For the	period
year	year	year	year	August 10,
ended	ended	ended	ended	2011* to
September 30,	September 30,	September 30,	September 30,	September 30,
2015	2014	2013	2012	2011
Class I
Net asset value, beginning of period	$23.06	$20.35	$18.23	$15.14	$15.00
Investment operations:
Net investment income1	0.42	0.73	0.39	0.38	0.04
Net realized and unrealized gain (loss)	(3.34)	2.95	2.14	3.02	0.10
Net Increase (Decrease) in Net Asset Value
from Operations	(2.92)	3.68	2.53	3.40	0.14
Distributions paid to shareholders from:
Net investment income	(0.41)	(0.74)	(0.43)	(0.32)	—
Net realized gain	(0.60)	(0.24)	—	—	5	—
Total distributions	(1.01)	(0.98)	(0.43)	(0.32)	—
Redemption fees	0.01	0.01	0.02	0.01	—
Net asset value, end of period	$19.14	$23.06	$20.35	$18.23	$15.14

TOTAL RETURN2	(13.14)%	18.52%	14.17%	22.72%	0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$31,367	$37,488	$13,709	$8,440	$1,010
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.32%	1.32%	1.32%	1.32%	1.32	%3
Expenses, prior to expense
reimbursements/waivers	1.41%	1.59%	1.79%	6.26%	44.22	%3
Net investment income	1.91%	3.30%	2.02%	2.18%	1.60	%3
Portfolio turnover rate	46%	24%	21%	17%	—	%4

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust consisted of one fund, the Destra Dividend Total Return Fund (the “Fund” or “Dividend Total Return Fund”). The Dividend Total Return Fund’s investment objective is to seek long-term total return and current income. The Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Fund follows the accounting and reporting guidance in FASB Accounting Standard Codification 946.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Dividend Total Return Fund:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Fund estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Fund’s procedures are approved by the Board of Trustees.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2015:

Asset Valuation Inputs
Investments in Securities
	Level 1	Level 2	Level 3	Total
Common Stocks*	$58,957,447	$—	$—	$58,957,447
Money Market Mutual Fund	551,899	—	—	551,899
Total	$59,509,346	$—	$—	$59,509,346

* Please refer to the schedule of investments to view securities segregated by industry.

It is the Fund’s policy to recognize transfer into and out of all levels at the beginning of the reporting period. There were no transfers between levels for the year ended September 30, 2015.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Distributions to Shareholders

The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, is responsible for managing the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations and providing day-to-day administrative services either directly or through others selected by it for the Fund. The Advisor receives an annual fee payable monthly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of the Fund to 1.60%, 2.35%, and 1.32%, respectively. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

To the extent that the expense ratio of the Fund is less than the Fund’s applicable expense cap, the Advisor may recover a portion of the reimbursed amount for the Fund equal to the amount of the expense cap less the actual expense ratio for the Fund for up to three (3) years from the date the fee or expense was incurred during the expense cap term.

Sub-Advisory Agreement

The Fund has retained Miller/Howard Investments, Inc. (“Miller/Howard”) to serve as its investment sub-advisor. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Miller/Howard equal to one half of the net advisory fees collected by the Advisor net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent.

4. DISTRIBUTION PLAN

The Fund’s Class A and C shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of Class A and C shares of the Fund, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

5. FEDERAL INCOME TAX MATTERS

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund does not expect to be subject to US federal excise tax.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

For the year ended September 30, 2015, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Depreciation
Destra Dividend Total Return Fund	$60,557,592	$5,548,880	($6,597,126)	$(1,048,246)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, investments in publicly traded partnerships and real estate investment trusts. For the year ended September 30, 2015, the components of accumulated earnings/loss on tax-basis were as follows:

Total
	Undistributed	Accumulated	Temporary	Net Unrealized	Accumulated
	Ordinary	Capital and	Book/Tax	Appreciation	Earnings
	Income	Other Gains	Differences	(Depreciation)	(Losses)
Destra Dividend Total
Return Fund	$34,534	$477,579	$(260)	$(1,048,246)	$536,393

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of investments in publicly traded partnerships and real estate investment trusts. Results of operations and net assets were not affected by these reclassifications.

For the year ended September 30, 2015, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Undistributed
Accumulated
	Net	Net Realized
	Investment	Gain On	Paid-In
	Income	Investments	Capital
Destra Dividend Total Return Fund	$27,764	$(26,558)	$(1,206)

At September 30, 2015, for Federal income tax purposes, the Fund had no capital loss carryforwards.

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2015, the Fund had no losses deferred to October 1, 2015.

The tax character of distributions paid for the year ended September 30, 2015 were as follows:

	Distributions	Distributions	Distributions
	Paid From	Paid From	Paid From
	Ordinary	Long-Term	Return
	Income	Capital Gains	of Capital
Destra Dividend Total Return Fund	$1,813,033	$1,634,457	$ —

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Dividend Total Return Fund	$39,543,063	$34,755,580

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge of 5.75% on purchases of less than $1,000,000. The Fund’s Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 (CONTINUED)

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Fund charges this fee in order to discourage short-term investors. The Fund retains this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Fund’s Prospectus.

8. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

9. SUBSEQUENT EVENTS

The Fund evaluated subsequent events through the date the financial statements were available for issuance and determined that there were no additional material events that would require adjustment to or disclosure in the fund’s financial statements except as noted below.

On October 6, 2015, Destra Investment Trust launched the Destra Wolverine Alternative Opportunities Fund.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees of The Destra Investment Trust

We have audited the accompanying statement of assets and liabilities of The Destra Investment Trust, comprising the Destra Dividend Total Return Fund (the Fund), including the schedule of investments as of September 30, 2015, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2014, and the financial highlights for the years ended September 30, 2014, September 30, 2013, September 30, 2012, and for the period August 10, 2011 (commencement of operations) to September 30, 2011, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial statement and the financial highlights in their report dated November 24, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Destra Dividend Total Return Fund as of September 30, 2015, and the results of its operations, changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 25, 2015

SUPPLEMENTAL INFORMATION
(UNAUDITED)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Fund	DRD	QDI
Destra Dividend Total Return Fund	87.00%	92.00%

TRUSTEES AND OFFICERS
(UNAUDITED)

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of the Fund. The address of each officer and trustee is One North Wacker, 48th Floor, Chicago, IL 60606. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 855-3434, writing to Destra Capital Advisors LLC at One North Wacker, 48th Floor, Chicago, IL 60606 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and	Principal	Fund	Held by
Name, Business	Position(s)	Length of	Occupation(s)	Complex to	Trustee
Address and	to Be Held	Time	During Past	Be Overseen	During Last
Birth Year	with Funds	Served	Five Years	by Trustee	Five Years
Independent Trustees Nominees
John S. Emrich, CFA	Trustee	Term—	Private Investor,	3	Meridian Fund, Inc.
One North Wacker		Indefinite	January 2011 to		(four portfolios)
48th Floor		Length of	present; Co-Founder
Chicago, IL 60606		Service—2014	and Portfolio Manager,
Birth year: 1967			Ironworks Capital
Management (an
investment advisor),
April 2005 to December
2010; Member and
Manager, Iroquois Valley
Farms LLC, June 2012 to
present
Michael S. Erickson	Trustee	Term—	Private Investor, August	3	Meridian Fund, Inc.
One North Wacker		Indefinite	2007 to present		(four portfolios)
48th Floor		Length of
Chicago, IL 60606		Service—2014
Birth year: 1952
James Bernard Glavin	Trustee	Term—	Retired; previously	3	Meridian Fund, Inc.
One North Wacker		Indefinite	Chairman of the		(four portfolios)
48th Floor		Length of	Board, Orchestra
Chicago, IL 60606		Service—2014	Therapeutics, Inc.
Birth year: 1935

TRUSTEES AND OFFICERS (CONTINUED)
(UNAUDITED)

Interested Trustee

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name and	Held with	Time	During Past	Overseen by	Held by
Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Interested Trustee
Nicholas Dalmaso **	Trustee	Term-	Co-Chairman,	3	None
Birth Year: 1965	and	Indefinite	General Counsel
	Chairman of	Length of	and Chief Operating
	the Board	Service-	Officer of Destra
		Since 2010	Capital Management
LLC, President, Chief
Operating Officer and
General Counsel,
Destra Capital
Advisors LLC; President,
Chief Operating Officer
and General Counsel,
Destra Capital
Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his position with and prior ownership of Destra Capital Management LLC and its subsidiaries.

TRUSTEES AND OFFICERS (CONTINUED)
(UNAUDITED)

Term of
Office and
	Position(s)	Length of
Name and	Held with	Time
Year of Birth	Trust	Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust
Dominic Martellaro	President and	Term-	Chief Executive Officer and Registered Salesperson of
Birth Year: 1961	Chief	Indefinite	Destra Capital Advisors, LLC
	Executive	Length of	Chief Executive Officer and Registered Salesperson
	Officer	Service-	of Destra Capital Investments, LLC
		Since 2015	Member, Destra Capital Management LLC
Rick Grove	Chief	Term-	Chief Operating Officer and Chief Compliance Officer,
Birth Year: 1968	Compliance	Indefinite	Arrowpoint Asset Management, LLC
	Officer	Length of	Vice President, Secretary, and Chief Compliance Officer,
		Service-	Meridian Fund, Inc.
Since 2014
Derek Mullins	Chief	Term-	Director of Operations, Arrowpoint Asset Management, LLC
Birth Year: 1973	Financial	Indefinite	Chief Financial Officer and Treasurer, Meridian Fund, Inc.
	Officer and	Length of
	Treasurer	Service-
Since 2014
Justin M. Pfaff, CFA	Secretary	Term-	Managing Director, Destra Capital Advisors, LLC and Destra
Birth Year: 1981		Indefinite	Capital Investments LLC; Vice President (2005-2013),
		Length of	Guggenheim Investments
Service-
Since 2014

TRUST INFORMATION

Board of Trustees	Officers	Investment Advisor
John S. Emrich	Dominic Martellaro	Destra Capital Advisors LLC
	President and Chief Executive Officer	Chicago, IL
Michael S. Erickson
	Rick Grove	Distributor
James Bernard Glavin	Chief Compliance Officer	Destra Capital Investments LLC
Chicago, IL
Nicholas Dalmaso*	Derek Mullins
	Chief Financial Officer	Administrator, Accounting Agent,
Custodian and Transfer Agent
* “Interested Person” of the Trust, as	Justin Pfaff	The Bank of New York Mellon
defined in the Investment Company	Secretary	New York, NY
Act of 1940, as amended.
Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of their shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 855-3434.

Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling (877) 855-3434, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that John Emrich is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,000 for 2014 and $25,000 for 2015.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2014 and $8,000 for 2015.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Capital Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  Grant Thornton (“Grant Thornton”) acts as independent auditors for the Funds.  Grant Thornton’s independence will be deemed to be impaired if it provides a service whereby it:

A.  Functions in the role of management,

B.  Is in the position of auditing its own work, or

C.  Serves in an advocacy role for a Fund.

Accordingly, Grant Thornton may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.  Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.  Financial information systems design and implementation;

C.  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.  Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.  Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.  Management functions or human resources;

G.  Broker or dealer, investment adviser, or investment banking services;

H.  Legal services and expert services unrelated to the audit; and

I.  Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

  The Audit Committee will annually review and pre-approve the services that may be provided by Grant Thornton that are subject to general pre-approval, as well as the fees for these services.  Annually, Grant Thornton will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to provide during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

Grant Thornton has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in Grant Thornton’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of Grant Thornton, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advice and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in Grant Thornton’s engagement letter, and the approval of Grant Thornton as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the August 10, 2014 meeting of the Audit Committee, Grant Thornton submitted to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage Grant Thornton to perform a service not listed on the engagement letters, Grant Thornton shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  Grant Thornton must not commence any such service until specific pre-approval has been given.

Adopted:                      August 10, 2014

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                                        Destra Investment Trust

By (Signature and Title)*      /s/ Dominic Martellaro
Dominic Martellaro, Chief Executive Officer
(principal executive officer)

Date           12/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Dominic Martellaro
Dominic Martellaro, Chief Executive Officer
(principal executive officer)

Date           12/4/15

By (Signature and Title)*            /s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(principal financial officer)

Date           12/4/15

* Print the name and title of each signing officer under his or her signature.